Exhibit 99.1


Cautionary Statement Regarding Forward-Looking Information

         Statements that are not reported financial results or other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This Form 8-K, each of Bowater's annual reports to shareholders, Forms 10-K, 10-Q and 8-K, proxy statements, prospectuses and any other written or oral statement made by or on behalf of Bowater after the filing of this Form 8-K may include forward-looking statements including, for example, statements about our business outlook, assessment of market conditions, strategies, future plans, future sales, prices for our major products, inventory levels, capital spending and tax rates. These forward-looking statements are not guarantees of future performance. They are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. In addition to specific factors that may be described in connection with any particular forward-looking statement, factors that could cause actual results to differ materially include (but are not limited to):

         Industry cyclicality. Our operating results reflect the cyclical pattern of the forest products industry. Most of our products are world-traded commodity products. Prices for our products have been volatile historically, and we, like other participants in the forest products industry, have limited direct influence over the timing and extent of price changes for our products. Instead, these price changes depend primarily on industry supply and customer demand. Industry supply depends primarily on available manufacturing capacity, and customer demand depends on a variety of factors, including the health of the economy in general and the strength of both print media advertising and new home construction.

         Competitive actions by other forest products companies. The markets for our products are all highly competitive. Actions by competitors can affect our ability to sell our products and can affect the prices at which our products are sold. Our industry is capital intensive, which leads to high fixed costs. Some of our competitors may be lower-cost producers in some of the businesses in which we operate, and accordingly these competitors may be less adversely affected than us by price declines.

         Competitive media. Our newspaper, magazine and catalog publishing customers increasingly may use, and compete with businesses that use, electronic data transmission and storage instead of newsprint, coated paper, uncoated groundwood specialty papers or other products made by us. We cannot predict the timing or extent of this trend.

         Changes in laws or regulations including those affecting trade, transportation, currency controls or environmental compliance. We are subject to a variety of national and local laws and regulations, dealing with trade, transportation, currency controls or the environment. Changes in these laws or regulations have required in the past, and could require in


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the future, substantial expenditures by us. For example, changes in environmental laws and regulations could require us to spend substantial amounts to comply with restrictions on air emissions, wastewater discharge, waste management and landfill sites, including remediation costs. Environmental laws are becoming increasingly more stringent. Consequently, our compliance and remediation costs could increase materially. For example, in April 1998, the Environmental Protection Agency promulgated new air and water quality standards for the paper industry, known as the "Cluster Rule," aimed at further reductions of pollutants, and as of September 30, 2001 we anticipate spending approximately $160 million to enable our Catawba, South Carolina, facility to comply with the Cluster Rule.

         Unforseen environmental liabilities. As an owner and operator of real estate and manufacturing and processing facilities, we may be liable under environmental laws for cleanup and other costs and damages, including tort liability, resulting from past or present spills or releases of hazardous or toxic substances on or from our properties. We may incur liability under these laws without regard to whether we knew of, were responsible for or owned the property at the time of, any spill or release of hazardous or toxic substances on our property. In some cases, this liability may not be limited to the value of the property.

         Currency fluctuations. Certain of our products are sold in currencies other than the U.S. dollar and nearly half of our manufacturing costs and certain financial liabilities are denominated in Canadian dollars. Accordingly, changes in currency exchange rates will impact our revenues and costs. Increases in the value of the Canadian dollar versus the U.S. dollar would reduce our earnings, which are reported in U.S. dollar terms. We compete with North American, European and Asian producers in most of our product lines. Variations in the exchange rates between the U.S. dollar and other currencies, particularly those of Canada, Sweden, Finland, and certain Asian countries, significantly affect our competitive position compared to many of our competitors.

         Changes to banking and capital markets. We require both short-term and long-term financing to fund our operations, including capital expenditures. Changes in the banking or capital markets could affect the cost or availability of our financing. In addition, we are exposed to changes in interest rates with respect to our floating rate debt and all new debt issues. Changes in the capital markets or prevailing interest rates can increase or decrease the cost or availability of financing for us.

         Changes in the political or economic conditions in the United States or other countries in which our products are manufactured or sold. We manufacture our products in the United States, Canada and South Korea, and sell our products throughout the world. The economic and political climate of each region has a significant impact on costs, prices of and demand for our products. Changes in regional economies or political stability can affect the cost of manufacturing and distributing our products, pricing and sales volume, directly affecting our results of operations. Such changes could also affect the availability or cost of insurance for our facilities.

         Cost and availability of raw materials and energy. We buy energy, chemicals, wood fiber, recycled paper and other raw materials on the open market. The prices for these raw materials are volatile and may change rapidly, directly affecting our results of operations. We are a major user of renewable natural resources, specifically water and wood fiber. Accordingly,


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significant changes in climate and agricultural diseases or infestation could affect our financial condition and results of operations. The volume and value of timber that we can harvest from our lands may be limited by natural disasters such as fire, insect infestation, disease, ice storms, wind storms, flooding and other weather conditions and other causes. As is typical in the industry, we do not maintain insurance for any loss to our standing timber from natural disasters or other causes.

         Integration of our acquisitions. As part of our business strategy, we have consummated several acquisitions, and we may seek additional acquisition opportunities. We may not succeed in integrating acquired operations. Successful integration of acquired operations will depend primarily on our ability to consolidate operations, systems and procedures and to eliminate redundancies and excess costs. Acquisitions also may have an adverse effect on our operating results, particularly in the fiscal quarters immediately following the acquisition while we integrate the acquired operations. Even after we integrate these operations, their revenues and profits may be less than we expect. In addition, we may not realize expected synergies and cost savings in connection with our acquisitions.



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